UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 22, 2008

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Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 338-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 24, 2008, Dell issued a press release announcing that it has completed its acquisition of MessageOne, Inc., an industry leader in Software-as-a-Service (SaaS) enabled enterprise-class e-mail business continuity, compliance, archiving and disaster recovery services. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 -   Financial Statements and Exhibits.

Exhibit 99.1 – Press Release issued by Dell Inc., dated April 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date:	April 24, 2008	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Dell Inc., dated April 24, 2008.